Convertible Senior Note	9 Months Ended
Sep. 30, 2020
Convertible Senior Note [Abstract]
Convertible Senior Note
Note 6 – Convertible Senior Note
In July, the Company announced that it had sent notice to redeem all of the Company’s outstanding 4.5% Convertible Senior Notes due 2021 at a price equal to 100% of the principal amount plus accrued and unpaid interest. In August, holders of $125 million, representing all of the outstanding securities, exercised their right to convert their securities into shares at a conversion price of $5.3470 per share. As a result, the Company issued 23,377,397 shares of common stock, increasing the issued and outstanding shares of common stock from 147,420,931 to 170,798,328.